Pursuant to Rule 497(e)
Registration No. 333-111662

SunAmerica Specialty Series (the “Trust”)

SunAmerica Small-Cap Fund (the “Fund”)

Supplement dated August 11, 2014

to the Prospectus dated March 1, 2014,

as amended and supplemented to date

Cadence Capital Management, LLC (“Cadence”) currently serves as subadviser to the Fund. On August 8, 2014 (the “Effective Date”), Cadence MD LLC (“MD LLC”), which owned 51% of the parent holding company of Cadence, CCM Holding, LLC (“Holding”), and Continuum Capital Managers LLC (“Continuum”), each acquired a portion of the remaining 49% economic interest in Holding from Rosemont Partners so that MD LLC increased its ownership of Holding to 67% and Continuum acquired a 33% economic interest in Holding (the “Transaction”).

The Transaction and the resulting change in control of Cadence constituted an “assignment” of the Subadvisory Agreement between SunAmerica and Cadence with respect to the Fund (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement terminated upon its assignment. Generally, an assignment requires shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, SunAmerica is permitted, under certain conditions and subject to Board approval, to enter into new subadvisory agreements with subadvisers without obtaining shareholder approval.

On June 3, 2014, the Board of Trustees of the Trust approved a new Subadvisory Agreement between SunAmerica and Cadence with respect to the Fund (the “New Subadvisory Agreement”), which became effective on the Effective Date. Cadence does not anticipate any change to the portfolio management team or other key personnel that currently provide services to the Fund as a result of the Transaction. The fees for services payable by SunAmerica to Cadence under the New Subadvisory Agreement also remain the same. An Information Statement, which will include information about the Transaction and the New Subadvisory Agreement, will be sent to shareholders.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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